UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 3, 2005


                               SWISS MEDICA, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                   000-09489               98-0355519
(State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)            File Number)        Identification No.)


              53 Yonge Street, 3rd Floor                         M5E 1J3
               Toronto, Ontario, Canada
       (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (416) 868-0202


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      This Form 8-K and other reports filed by Swiss Medica, Inc. (the "Registrant" or the "Company") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative if these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

      Item 3.02 Unregistered Sale of Equity Securities.

      On September 23, 2005, the Registrant issued 5,718,750 shares of its Class A common stock in connection with the exercise of its outstanding Class C Warrants. The Registrant received gross proceeds of $1,143,750 from the exercise of such warrants. The Registrant also issued warrants to purchase 5,625,000 shares of its Class A common stock at $0.30 per share and expire on March 31, 2007. At October 5, 2005, the Registrant had 95,702,917 shares of Class A common stock issued and outstanding. On a fully-diluted basis (i.e., counting all warrants, options and convertible securities as if they had been exercised or converted) the Company has 122,033,690 shares of Class A common stock outstanding.

      The Registrant relied upon Section 4(2) of the Securities Act for the offer and sale. It is believed that Section 4(2) was available because the offer and sale did not involve a public offering and there was no general solicitation or general advertising involved in the offer or sale.

      Item 9. Financial Statements and Exhibits

      (a)   Financial Statements of Businesses Acquired.

      Not applicable.


      (b)   Pro Forma Financial Information

      Not applicable


      (c)   Exhibits.

      Exh. No.          Description
      --------          -----------

      10.1              Form of Warrant


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SWISS MEDICA, INC.
                                            (Registrant)

Date: October 4, 2005
                                        /s/ Bruce Fairbairn
                                        ----------------------------------------
                                        Bruce Fairbairn, Chief Financial Officer